EXHIBIT 10.8

CONSENT AND WAIVER

This Consent and Waiver (this “Waiver”) is executed as of February 11, 2020 by and among FuelCell Energy, Inc., a Delaware corporation (“Borrower”), each of the Guarantors (the “Guarantors”) party to the Credit Agreement referred to below, the lenders party to the Credit Agreement referred to below (collectively, the “Lenders” and each individually a “Lender”) that are signatories hereto, and Orion Energy Partners Investment Agent, LLC, as administrative and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower and Guarantors have entered into financing arrangements pursuant to which Lenders have provided loans and other financial accommodations and may in the future make additional loans and financial accommodations, all as set forth in that certain Credit Agreement dated October 31, 2019 (as amended by that certain First Amendment to Credit Agreement dated November 22, 2019, that certain Consent and Waiver dated December 19, 2019, that certain Second Amendment to Credit Agreement dated January 20, 2020, that certain Consent and Waiver dated January 20, 2020 and that certain Third Amendment to Credit Agreement dated February 6, 2020) by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent (in the aggregate and as may hereafter be amended, modified, supplemented, extended, renewed, restated, amended and restated or replaced, the “Credit Agreement”);

WHEREAS, the Borrower and the Guarantors have requested that the Lenders provide certain consents, waivers and agreements relating to the Credit Agreement in order for the Borrower and its Subsidiary, Central CA Fuel Cell 2, LLC (“Project Developer”) to consummate the Sale Leaseback Transactions (as defined herein);

WHEREAS, pursuant to Section 10.02(b) of the Credit Agreement, in order to effect the consents, waivers and agreements contemplated by this Waiver, this Waiver must be executed by the Borrower and the Required Lenders and acknowledged by the Administrative Agent; and

WHEREAS, the undersigned Lenders constitute the Required Lenders.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions.  As used in this Waiver, the following terms shall have the following meanings:

(a) “Guaranty Agreement” shall mean the Guaranty Agreement attached hereto as Exhibit A to be entered into by Borrower in favor of Guaranteed Party;

(b) “Guaranteed Party” shall mean Crestmark Equipment Finance, an unincorporated division of a federal bank, MetaBank;

(c) The terms “Project,” “Purchase and Sale Agreement,” and “Lease Agreement” shall have the meaning set forth in the Guaranty Agreement;

(d) “Sale Leaseback Transactions” means the series of transactions being entered by and among Project Developer, Borrower and Guaranteed Party pursuant to which (i) Guaranteed Party will purchase the Tulare Project from Project Developer pursuant to the terms and conditions set forth in the Purchase and Sale Agreement; (ii) Guaranteed Party, simultaneously therewith, will lease the Tulare Project back to Project Developer pursuant to the terms of the Lease Agreement; and (iii) Borrower, simultaneously therewith, will execute the Guaranty Agreement.

SECTION 2. Certification of Permitted Project Disposition/Refinancing.  The Borrower hereby represents, warrants and certifies to the Administrative Agent and the Lenders that the Sale Leaseback Transactions will constitute a Permitted Project Disposition/Refinancing under the Credit Agreement.

SECTION 3. Certain Consents and Agreements.  Solely to the extent that (x) the Sale Leaseback Transactions are consummated, and (y) the Sale Leaseback Transactions constitute a Permitted Project Disposition/Refinancing in respect of the Tulare Project and the Loan Parties comply with all of their respective obligations under the Credit Agreement to deposit and retain the Project Disposition/Refinancing Proceeds in respect of such Permitted Project Disposition/Refinancing in the Project Proceeds Account in accordance with Section 5.18(f)(vi) of the Credit Agreement, the Required Lenders and Administrative Agent hereby:

(a)Consent to Borrower’s entering into the Guaranty Agreement.

(b)Consent to (i) Borrower’s transferring to Project Developer, substantially contemporaneously with the consummation of the Sale Leaseback Transactions, all of Borrower’s ownership interest in two certain fuel cell modules identified by the serial numbers set forth and more particularly described in Exhibit B attached hereto (the “Fuel Cell Modules”) and (ii) thereafter, Project Developer’s either transferring such Fuel Cell Modules to Guaranteed Party or granting a security interest in such Fuel Cell Modules to Guaranteed Party; and

(c)Acknowledge that, upon Project Developer’s consummation of the Sale Leaseback Transactions, Project Developer shall be deemed an Excluded Project Company and the Tulare Project shall be an Excluded Project.

SECTION 4. Release of Liens.  Solely to the extent that (x) the Sale Leaseback Transactions are consummated, and (y) the Project Disposition/Refinancing Proceeds in respect of the Sale Leaseback Transactions are deposited in the Project Proceeds Account in accordance with Section 5.18(f)(vi) of the Credit Agreement:

(a)The Required Lenders and the Administrative Agent acknowledge that, upon the consummation of the Sale Leaseback Transactions and Borrower’s execution of the Guaranty Agreement, the liens for the benefit of Lenders and Administrative Agent created under the Security Agreement with respect to: (i) the Fuel Cell Modules; (ii) all assets of Project Developer;

and (iii) all of Borrower’s equity interest in Project Developer shall, in each case, be terminated and released. Administrative Agent will execute such other documents and instruments that Borrower or Guaranteed Party may reasonably request to evidence the release of the foregoing liens and security interests. Such release of liens and security interests shall be deemed to occur at closing on the Sale Leaseback Transactions simultaneously with Guaranteed Party’s payment of the purchase price to Project Developer pursuant to the terms and conditions of the Purchase and Sale Agreement and the deposit thereof into the Project Proceeds Account in accordance with Section 5.18(f)(vi) of the Credit Agreement.

(b)In connection with the foregoing release of liens, the Required Lenders and Administrative Agent agree as follows:  (i) Immediately prior to (but subject to) the closing on the Sale Leaseback Transactions, Borrower is authorized to transfer all of its equity interest in Project Developer to FuelCell Energy Finance, LLC, a Subsidiary of Borrower; (ii) Administrative Agent hereby authorizes Borrower, concurrently with or after closing of the Sale Leaseback Transactions, to file UCC-3 Financing Statements, in forms acceptable to the Administrative Agent, evidencing termination of the liens being released pursuant to Section 4(a) and (iii) promptly following the consummation of the Sale Leaseback Transactions, Administrative Agent shall deliver to Borrower the certificates of membership in Project Developer that are currently being held by Administrative Agent (or its counsel) to perfect its security interest.

SECTION 5. Use of Proceeds.

The Borrower hereby covenants and agrees that, in connection with Project Developer’s closing on the Sale Leaseback Transactions and Borrower’s execution of the Guaranty Agreement, the Borrower will comply with the provisions of Section 5.18(f)(vi) and all other provisions of the Credit Agreement with respect to such Permitted Project Disposition/Refinancing and the application of the Project Disposition/Refinancing Proceeds in respect thereof.

SECTION 6. Certain Cash Reserve Release Date Requirements and Other Requirements.  Solely to the extent that (x) the Sale Leaseback Transactions are consummated, and (y) the Sale Leaseback Transactions constitute a Permitted Project Disposition/Refinancing in respect of the Tulare Project and the Loan Parties comply with all of their respective obligations under the Credit Agreement to deposit and retain the Project Disposition/Refinancing Proceeds in respect of such Permitted Project Disposition/Refinancing in the Project Proceeds Account in accordance with Section 5.18(f)(vi) of the Credit Agreement, the Required Lenders and Administrative Agent hereby, the Required Lenders and the Administrative Agent acknowledge that upon closing of the Sale Leaseback Transactions, the conditions set forth in clause (a) of the definition of “Cash Reserve Release Date” of the Credit Agreement shall be deemed satisfied.

SECTION 7. Conditions Precedent.  This Waiver shall become effective upon the date (the “Waiver Effective Date”) on which the Administrative Agent shall have received counterparts of this Waiver, duly authorized, executed and delivered by the Borrower, the Guarantors and the Required Lenders.

SECTION 8. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)Each of the Loan Parties has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Waiver and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Waiver.

(b)This Waiver has been duly executed and delivered by each Loan Party and is in full force and effect and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited (i) by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) by implied covenants of good faith and fair dealing.

(c)The execution, delivery and performance by each Loan Party of this Waiver does not and will not, as applicable, (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other material instrument or agreement to which any Loan Party is a party or by which it is bound or to which any Loan Party’s property or assets are subject, or (iii) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law.

SECTION 9. Effect of this Waiver; Ratification.

(a)Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Credit Agreement, the Security Agreement or any other Financing Document are intended or implied, and the Credit Agreement, the Security Agreement and each other Financing Document is hereby specifically ratified and confirmed by all parties hereto as of the Waiver Effective Date.  Except as expressly set forth herein, this Waiver shall not operate as a waiver of any obligation of the Borrower or any other Loan Party under, or any right, power, or remedy of the Administrative Agent or the Lenders under, the Credit Agreement or the other Financing Documents. This Waiver is not a novation, satisfaction, release or discharge of any of the obligations of the Borrower or any other Loan Party under the Credit Agreement, the Security Agreement or any other Financing Document.  This Waiver shall be deemed to be a Financing Document.

(b)The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any obligation of the Borrower or any other Loan Party under, or any right, power, or remedy of the Administrative Agent or the Lenders under, the Credit Agreement, the Security Agreement or any other Financing Document (which rights, powers and remedies are expressly reserved), nor constitute a consent to or waiver of any past, present or future violations of any provision of the Credit Agreement, the Security Agreement or any other Financing Document.

(c)For the benefit of the Administrative Agent and the Lenders, the Borrower and each other Loan Party hereby (i) affirms and confirms its guarantees, pledges, grants of collateral and security interests and other undertakings under the Credit Agreement, the Security Agreement and the other Financing Documents, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement, the Security Agreement and each of the other Financing Documents, (iii) agrees that (x) the Credit Agreement, the Security Agreement and each other Financing Document shall continue to be in full force and effect and (y) all guarantees, pledges, grants of collateral and security interests and other undertakings under the Credit Agreement, the Security Agreement and each other Financing Document shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and the Lenders, (iv) confirms and agrees that it is truly and justly indebted to the Lenders and the Administrative Agent in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (v) reaffirms and admits the validity and enforceability of the Financing Documents.

SECTION 10.Expenses.  The Borrower and the other Loan Parties agree to pay, or reimburse, the Administrative Agent for all expenses reasonably incurred for the preparation and negotiation of this Waiver and related agreements and instruments and the transactions contemplated hereby, including, but not limited to, the reasonable and documented fees and expenses of counsel to the Administrative Agent.

SECTION 11. Governing Law; Jurisdiction; Etc.

(a)Governing Law.  This Waiver shall be construed in accordance with and governed by the law of the State of New York.

(b)Submission to Jurisdiction.  Any legal action or proceeding with respect to this Waiver shall, except as provided in clause (d) below, be brought in the courts of the State of New York, or of the United States District Court for the Southern District of New York, in each case, seated in the County of New York and, by execution and delivery of this Waiver, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts.  Each party hereto agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon it, and may be enforced in any other jurisdiction, including by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.

(c)Waiver of Venue.  Each party hereto hereby irrevocably waives any objection that it may now have or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Waiver brought in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, seated in the County of New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(d)Rights of the Secured Parties.  Nothing in this Section 9 shall limit the right of the Secured Parties to refer any claim against a Loan Party to any court of competent jurisdiction anywhere else outside of the State of New York, nor shall the taking of proceedings by any Secured Party before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

(e)WAIVER OF JURY TRIAL.  EACH PARTY TO THIS WAIVER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS WAIVER IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS WAIVER, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS WAIVER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(f)Waiver of Immunity.  To the extent that any Loan Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, sovereign immunity or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity, to the fullest extent permitted by law, in respect of its obligations under this Waiver.

SECTION 12.Binding Effect. This Waiver shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

SECTION 13.Captions.  The captions in this Waiver are intended for convenience only and do not constitute and shall not be interpreted as part of this Waiver.

SECTION 14. No Course of Dealing.  The Borrower and each other Loan Party acknowledges that (a) except as expressly set forth herein, neither the Administrative Agent nor any Lender has agreed (and has no obligation whatsoever to discuss, negotiate or agree) to any restructuring, modification, amendment, extension, waiver, or forbearance with respect to the Credit Agreement, the Security Agreement or any other Financing Document or any of the terms thereof, and (b) the execution and delivery of this Waiver has not established any course of dealing between the parties hereto or created any obligation or agreement of the Administrative Agent or any Lender with respect to any future restructuring, modification, amendment, extension, waiver, or forbearance with respect to the Credit Agreement, the Security Agreement or any other Financing Document or any of the terms thereof.

SECTION 15.Counterparts.  This Waiver may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

SECTION 16. No Other.  Except as expressly set forth herein, there are no other consents, waivers, modifications or amendments to the Credit Agreement and all other provisions of the Credit Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties to this Consent and Waiver have caused their authorized representatives to execute such Consent and Waiver as of the day and year first written above.

BORROWER:

FUELCELL ENERGY, INC.

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

GUARANTORS:

FUELCELL ENERGY FINANCE II, LLC

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

BAKERSFIELD FUEL CELL 1, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

GUARANTORS:

CENTRAL CA FUEL CELL 2, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

YAPHANK FUEL CELL PARK, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

LONG BEACH TRIGEN, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

GUARANTORS:

SAN BERNARDINO FUEL CELL, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

MONTVILLE FUEL CELL PARK, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

EASTERN CONNECTICUT FUEL CELL PROPERTIES, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

GUARANTORS:

CR FUEL CELL, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

BRT FUEL CELL, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

DERBY FUEL CELL, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

GUARANTORS:

HOMESTEAD FUEL CELL 1, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

CENTRAL CT FUEL CELL 1, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

FARMINGDALE FUEL CELL, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

GUARANTORS:

NEW BRITAIN RENEWABLE ENERGY, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

GROTON STATION FUEL CELL, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:  EVP, Chief Financial Officer

ADMINISTRATIVE AGENT:

ORION ENERGY PARTNERS INVESTMENT AGENT, LLC

By:  /s/ Gerrit J. Nicholas

Name:Gerrit J. Nicholas

Title:Managing Partner

COLLATERAL AGENT:

ORION ENERGY PARTNERS INVESTMENT AGENT, LLC

By:  /s/ Gerrit J. Nicholas

Name:Gerrit J. Nicholas

Title:Managing Partner

LENDERS:

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.

By:	Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By:	Orion Energy Credit Opportunities Fund II Holdings, LLC
Its:	General Partner

By:  /s/ Gerrit J. Nicholas

Name:Gerrit J. Nicholas

Title:Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.

By:	Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By:	Orion Energy Credit Opportunities Fund II Holdings, LLC
Its:	General Partner

By:  /s/ Gerrit J. Nicholas

Name:Gerrit J. Nicholas

Title:Managing Partner

LENDERS:

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.

By:	Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By:	Orion Energy Credit Opportunities Fund II Holdings, LLC
Its:	General Partner

By:  /s/ Gerrit J. Nicholas

Name:Gerrit J. Nicholas

Title:Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUELCELL CO-INVEST, L.P.

By:	Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By:	Orion Energy Credit Opportunities Fund II Holdings, LLC
Its:	General Partner

By:  /s/ Gerrit J. Nicholas

Name:Gerrit J. Nicholas

Title:Managing Partner

EXHIBIT A

GUARANTY AGREEMENT

EXHIBIT B

DESCRIPTION OF FUEL CELL MODULES

Module	Serial Numbers
2 Sure Source Modules	C1420-136 and C1420-137